SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(D) OF
THE SECURITIES EXCHANGE ACT OF 1934

DATE OF REPORT: (DATE OF EARLIEST EVENT REPORTED):  JUNE 8, 2004

COMMISSION FILE NO. 000-49698

AERO MARINE ENGINE, INC.
(EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)

NEVADA (State or Other Jurisdiction of Incorporation or Organization)	98-035307 (IRS Employer Identification No.)

199 TRADE ZONE DRIVE, RONKONKOMA, NEW YORK 11779
(ADDRESS OF PRINCIPAL EXECUTIVE OFFICES)

(631) 285-7101
(ISSUER TELEPHONE NUMBER)

FORMER ADDRESS
23960 MADISON STREET
TORRANCE, CALIFORNIA 90505

Item 6.            Resignation of Registrant's Directors.

Effective June 8, 2004, Richard “Richie” Powers resigned as the sole officer and director of the Registrant, and Benjamin Langford was elected as President and director of the Registrant.

Effective June 9, 2004, Donald Whitehead and Jeffrey Floyd were elected to the Board of Directors, and Mr. Whitehead was elected Secretary-Treasurer of the Registrant.

Signatures

Pursuant to the requirement of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                                            AERO MARINE ENGINE, INC.

June 29, 2004                                      /s/ Benjamin Langford
                                                                Benjamin Langford, President and Director